Third Quarter 2020 Financial Highlights October 16, 2020

3Q20 Financial Highlights Revenue EPS › Revenue relatively flat year-over-year despite low rate $3.85 billion $0.98 environment and associated money market fee waivers › Both Investment Services (“IS”) and Investment and Wealth Management (“I&WM”) benefited from market Pre-tax income Pre-tax margin appreciation, robust client activity and higher balances across businesses $1.16 billion 30% › Provision for credit losses of $9 million; no net charge- offs and stable nonperforming assets › Returned $0.3 billion to common shareholders in Returns Capital ratios dividends › Accreting substantial capital with increases in both ROE: 8.7% CET1: 13.0% ROTCE: 16.7%(a) Tier 1 Leverage: 6.5% CET1 and Tier 1 Leverage ratios (a) Represents a non-GAAP measure. See page 17 for corresponding reconciliation of ROTCE. 2 Third Quarter 2020 – Financial Highlights

3Q20 Key Financial Trends I S r e v e n u e I&WM revenue Noninterest expense ($ millions) ($ millions) ($ millions) 3% of increase (4)% driven by 3Q19 tax-related +4% +3% reserve reduction 3,057 3,107 2,927 2,590 2,686 2,681 Net interest 761 768 681 887 886 918 revenue Net interest 47 revenue 49 48 Total fee and 2,296 2,339 Total fee and 871 other revenue 2,246 other revenue 838 838 3Q19 2Q20 3Q20 3Q19 2Q20 3Q20 3Q19 2Q20 3Q20 (a) P r e - t a x i n c o m e EPS ROTCE / ROE ($ millions) ($) (%) (472) bps (10)% (8)% 1,287 1,181 50 1.07 21.4 1,157 45 1.01 0.98 18.5 20 33% 40 16.7 29% 30% 35 15 30 10.6 9.4 Pre-tax 25 8.7 10 operating 20 ROE 15 margin 10 5 5 0 0 3Q19 2Q20 3Q20 3Q19 2Q20 3Q20 3Q19 2Q20 3Q20 (a) Represents a non-GAAP measure. See page 17 for corresponding reconciliation of ROTCE. 3 Third Quarter 2020 – Financial Highlights

3Q20 Financial Highlights ($ millions, except per share data) 3 Q 2 0 2 Q 2 0 3 Q 1 9 TOTAL REVENUE $3,847 (4)% -% Fee revenue 3,108 (2) (1) Net interest revenue 703 (10) (4) Provision for credit losses 9 N/M N/M Noninterest expense 2,681 - 4 Income before income taxes 1,157 (2) (10) Net income applicable to common shareholders $876 (3)% (13)% EARNINGS PER COMMON SHARE $0.98 (3)% (8)% Operating leverage (a) (388) bps (388) bps Pre-tax operating margin 30% 63 bps (324) bps Return on common equity (annualized) 8.7% (69) bps (185) bps Return on tangible common equity – non-GAAP (annualized) (b) 16.7% (184) bps (472) bps Notable items impacting 3Q19 Increase / (decrease) Revenue Expense EPS › 3Q19 included a lease-related impairment which negatively impacted net interest revenue and a net reduction of reserves for tax-related exposure of certain investment 3Q19 (70) (74) $0.01 management funds benefiting expenses Note: See page 15 in the Appendix for corresponding footnotes. 4 Third Quarter 2020 – Financial Highlights

Capital and Liquidity 3 Q 20 2 Q 20 3 Q 19 Consolidated regulatory capital ratios: (a) Common Equity Tier 1 (“CET1”) ratio 13.0% 12.6% 11.1% Tier 1 capital ratio 15.7 15.4 13.2 Total capital ratio 16.6 16.3 14.0 Tier 1 leverage ratio 6.5 6.2 6.5 (b) (b) Supplementary leverage ratio (“SLR“) 8.5 8.2 6.0 Average liquidity coverage ratio (“LCR“) 111% 112% 117% Book value per common share $45.58 $44.21 $40.75 Tangible book value per common share – non-GAAP (c) $24.60 $23.31 $20.59 Cash dividends per common share $0.31 $0.31 $0.31 Common shares outstanding (thousands) 886,136 885,862 922,199 Note: See page 15 in the Appendix for corresponding footnotes. 5 Third Quarter 2020 – Financial Highlights

Net Interest Revenue DRIVERS OF SEQUENTIAL NIR CHANGE USD LIBOR AVERAGE ($ millions) (%) 0.61 (10)% 0.36 0.25 0.16 780 + Benefit of + Day + Benefit of 1m 3m higher count, lower 703 securities hedging funding - Impact of US TREASURY AVERAGE balances and other and lower (%) and deposit 0.68 interest balance rates rates on sheet mix 0.64 interest- 0.35 earning 0.19 0.27 assets 0.14 2Y 5Y 10Y 2Q20 3Q20 2Q20 3Q20 6 Third Quarter 2020 – Financial Highlights

Balance Sheet Trends (a) AVERAGE DEPOSITS AVERAGE SECURITIES ($ billions) ($ billions) +23% (1)% +29% 283 279 +6% 180 5 226 164 160 155 4.5 33 0.98% 140 4 127 32 211 212 3.5 120(b) Non-HQLA 22 3 100 Interest-bearing 2.25% 2.5 deposits 177 (0.03)% 80 (0.05)% 2 60 1.50% 1.28% 1.5 40 High Quality 1 Noninterest-bearing 72 68 105 123 130 Liquid Assets (“HQLA”)20 0.5 deposits 49 0 0 3Q19 2Q20 3Q20 3Q19 2Q20 3Q20 Interest-bearing deposits rate Average securities portfolio rate Note: May not foot due to rounding. (a) Average securities include trading securities which are primarily non-HQLA. Excluding these, non-HQLA securities were $16 billion, $26 billion and $26 billion in 3Q19, 2Q20 and 3Q20, respectively. (b) Non-HQLA in 2Q20 included approximately $4 billion of CP and CDs purchased from money market funds, majority of which has since matured. 7 Third Quarter 2020 – Financial Highlights

Credit Risk Profile › Well collateralized with assets under custody AVERAGE INTEREST - EARNING ASSETS ($ billions) › $1.0bn services and other; $0.7bn manufacturing; $0.2bn +22% energy and utilities › 93% exposure is investment grade -% (a) › 75% secured loans, predominantly office and residential 358 358 LOANS › Unsecured consists of predominantly investment grade ( $ 5 5 b n ) 57 54 REITs and real estate operating companies 294 › Concentrated in NY Metro area Overdrafts and other 12% Loans 51 Commercial 4% CRE 11% › Mostly secured, 95% exposure is investment grade; 89% 155 164 due <1 year › $6.1bn banks; $2.8bn securities industry Securities 127 Financial institutions 20% › Collateralized with marketable securities in excess of 100% Margin loans 24% of loan value Cash/ 146 140 116 Wealth management & › Secured by marketable securities and/or residential property Reverse repo 29% Other residential mtges › Net recoveries; limited forbearance requests 3Q19 2Q20 3Q20 3Q20 (a) Preliminary data as of 9/30/20. May not foot due to rounding. 8 Third Quarter 2020 – Financial Highlights

Noninterest Expense ($ millions) 3 Q 2 0 2 Q 20 3 Q 19 › Noninterest expenses up 4% year-over-year, 3% of Staff $1,466 -% (1)% which was driven by the 3Q19 tax-related reserve reduction Professional, legal and other purchased services 355 5 12 Software and equipment 340 (1) 10 › The remainder of the increase primarily reflects continued investments in technology, higher Net occupancy 136 (1) (1) professional, legal and other purchased services Sub-custodian and clearing 119 (1) 7 expense and the unfavorable impact of a weaker Distribution and servicing 85 - (12) U.S. dollar, partially offset by lower staff and Bank assessment charges 30 (14) (3) business development expenses Business development 17 (15) (64) › Technology expenses are included in staff, software Amortization of intangible assets 26 - (13) and .equipment and professional, legal and other purchased services Other 107 (9) 234 Total noninterest expense $2,681 -% 4% 9 Third Quarter 2020 – Financial Highlights

# Investment Services

| FINANCIAL HIGHLIGHTS ($ millions unless otherwise noted) | 3Q20 | Δ2Q20 | Δ3Q19 |
|---|---|---|---|
| Total revenue by line of business: | | | |
| Asset Servicing | $1,354 | (7)% | (4)% |
| Pershing | 538 | (7) | (6) |
| Issuer Services | 435 | 1 | (7) |
| Treasury Services | 323 | (5) | 4 |
| Clearance and Collateral Management | 277 | (6) | (5) |
| Total revenue | 2,927 | (6) | (4) |
| Provision for credit losses | (10) | N/M | N/M |
| Noninterest expense | 2,020 | 2 | 2 |
| Income before taxes | $917 | (6)% | (17)% |
| Pre-tax operating margin | 31% | - bp | (463) bps |

| KEY METRICS | | | |
|---|---|---|---|
| Foreign exchange and other trading revenue | $146 | (18)% | (9)% |
| Securities lending revenue | 37 | (27) | (5) |
| Average loans | 40,308 | (7) | 9 |
| Average deposits | 263,621 | (2) | 27 |
| AUC/A at period end (tr) (a) | 38.6 | 3 | 8 |
| Market value of securities on loan at period end (bn) (b) | 378 | (2) | 4 |
| Pershing | | | |
| Net new assets (U.S. platform) (bn) (c) | $12 | N/M | N/M |
| Average active clearing accounts (U.S. platform) (thousands) | 6,556 | 1 | 4 |
| Clearance and Collateral Management | | | |
| Average tri-party collateral mgmt. balances (tr) | $3.4 | (4)% | (4)% |

- Asset Servicing down year-over-year primarily on lower interest rates, partially offset by higher client deposits and client volumes
- Pershing down primarily on the impact of rate-driven money market fee waivers, partially offset by higher money market balances
- Issuer Services down primarily on lower Depositary Receipts revenue
- Treasury Services up primarily on higher client deposits and money market balances
- Clearance and Collateral Management down primarily on lower investment income due to the 4Q19 sale of an equity investment
- AUC/A of $38.6 trillion up primarily on higher market values, net new business, higher client inflows and the favorable impact of a weaker U.S. dollar

Note: See page 15 in the Appendix for corresponding footnotes.

10 Third Quarter 2020 – Financial Highlights

BNY MELLON

# Investment Services - Revenue Drivers

($ millions)


(4)%
1,411
1,354
3Q19
3Q20
(6)%
575
538
3Q19
3Q20
(7)%
466
435
3Q19
3Q20
+4%
312
323
3Q19
3Q20
(5)%
293
277
3Q19
3Q20

## ASSET SERVICING

- \- Interest rates
- \+ Client volumes
- \+ AUC/A
- \+ Deposit balances
- \+ Liquidity services

## PERSHING

- \- Money market fee waivers
- \+ Money market balances
- \+ Clearing volumes

## ISSUER SERVICES

- \- Depositary Receipts dividend fees
- \+ Corporate Trust new business

## TREASURY SERVICES

- \+ Deposit balances
- \+ Liquidity services
- \- Interest rates

## CLEARANCE AND COLLATERAL

- \- Equity investment income – investment sold in 4Q19
- \- Clearance volumes
- \+ Non-U.S. average tri-party repo balances
- \+ Deposit balances

Note: Graphs not to scale.

11 Third Quarter 2020 – Financial Highlights

BNY MELLON

# Investment and Wealth Management

| FINANCIAL HIGHLIGHTS ($ millions unless otherwise noted) | 3Q20 | Δ2Q20 | Δ3Q19 |
|---|---|---|---|
| Total revenue by line of business: | | | |
| Investment Management | $641 | 3% | 5% |
| Wealth Management | 277 | 5 | (1) |
| Total revenue | 918 | 4 | 3 |
| Provision for credit losses | 12 | N/M | N/M |
| Noninterest expense | 661 | - | 12 |
| Income before taxes | $245 | 11% | (17)% |
| Pre-tax operating margin | 27% | 166 bps | (671) bps |
| Adjusted pre-tax operating margin – non-GAAP (a) | 29% | 171 bps | (814) bps |

| KEY METRICS | | | |
|---|---|---|---|
| Average loans | $11,503 | (2)% | (4)% |
| Average deposits | 17,570 | - | 25 |
| Wealth Management client assets (bn) (b) | 265 | 4 | 2 |

| CHANGES IN AUM (bn) (c) | 3Q20 | 2Q20 | 3Q19 |
|---|---|---|---|
| Beginning balance | $1,961 | $1,796 | $1,843 |
| Equity | (4) | (2) | (4) |
| Fixed income | 1 | 4 | 2 |
| Liability-driven investments | 14 | (2) | (4) |
| Multi-asset and alternatives investments | (3) | - | (1) |
| Index | (3) | 9 | (3) |
| Cash | (10) | 11 | 11 |
| Total net (outflows) inflows | (5) | 20 | 1 |
| Net market impact | 41 | 143 | 66 |
| Net currency impact | 44 | 2 | (29) |
| Ending balance | $2,041 | $1,961 | $1,881 |

- Investment Management up year-over-year primarily on the impact of hedging activities in 3Q19, higher market values, the favorable impact of a weaker U.S. dollar and higher performance fees, partially offset by the impact of money market fee waivers
- Wealth Management down primarily on lower net interest revenue and a shift to lower fee investment products, partially offset by higher market values
- Noninterest expense up primarily on the net reduction of reserves for tax-related exposure for certain investment management funds in 3Q19
- AUM of $2.0 trillion up primarily on higher market values, the favorable impact of a weaker U.S. dollar and net inflows

Note: See page 15 in the Appendix for corresponding footnotes.

12 Third Quarter 2020 – Financial Highlights

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Other Segment FINANCIAL HIGHLIGHTS 3 Q 2 0 › Fee revenue increased year-over-year primarily reflecting ($ millions unless otherwise noted) 2 Q 2 0 3 Q 1 9 higher corporate treasury activity and equity investment Fee revenue (loss) $11 $29 $(5) Net securities gains (losses) 9 9 (1) income Total fee and other revenue (loss) 20 38 (6) Net interest (expense) (25) (36) (80) › Net interest expense decreased year-over-year primarily Total (loss) revenue (5) 2 (86) reflecting the lease-related impairment of $70 million Provision for credit losses 7 (9) (1) recorded in 3Q19 and corporate treasury activity Noninterest expense - 39 25 (Loss) before taxes $(12) $(28) $(110) › Noninterest expense decreased year-over-year reflecting lower staff expense 13 Third Quarter 2020 – Financial Highlights

Appendix

Footnotes 3Q20 Financial Highlights, Page 4 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) See page 17 for corresponding reconciliation of this non-GAAP measure. Capital and Liquidity, Page 5 (a) Regulatory capital ratios for September 30, 2020, are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented was the Advanced Approaches. (b) Reflects the application of a new rule effective April 1, 2020, to exclude certain central bank placements. Also effective on April 1, 2020 was the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 78 basis points at Sept. 30, 2020 and 40 basis points at June 30, 2020. (c) Tangible book value per common share – non-GAAP – excludes goodwill and intangible assets, net of deferred tax liabilities. See page 17 for corresponding reconciliation of this non-GAAP measure. Investment Services, Page 10 (a) Current period is preliminary. Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at September 30, 2020, $1.3 trillion at June 30, 2020 and $1.4 trillion at September 30, 2019. (b) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $62 billion at September 30, 2020 and June 30, 2020 and $66 billion at September 30, 2019. (c) Net new assets represents net flows of assets (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer. Investment and Wealth Management, Page 12 (a) Net of distribution and servicing expense. See page 18 for corresponding reconciliation of this non-GAAP measure. (b) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. (c) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. 15 Third Quarter 2020 – Financial Highlights

Money Market Fee Waiver Impact ($ millions) 3 Q 20 2 Q 20 1 Q 20 Y T D 2 0 Investment services fees: Asset servicing fees $(1) $ - $ - $(1) Clearing services fees (57) (50) (9) (116) Issuer services fees (1) (1) - (2) Treasury services fees (3) (2) - (5) Total investment services fees (62) (53) (9) (124) Investment management and performance fees (42) (30) (14) (86) Distribution and servicing revenue (6) (3) - (9) Total fee and other revenue (110) (86) (23) (219) Less: Distribution and servicing expense 9 7 - 16 Net impact of money market fee waivers $(101) $(79) $(23) $(203) Impact to revenue by line of business: (a) Asset Servicing $(4) $(1) $ - $(5) Pershing (73) (60) (9) (142) Issuer Services (2) (1) - (3) Treasury Services (1) - - (1) Investment Management (28) (24) (14) (66) Wealth Management (2) - - (2) Total impact to revenue by line of business $(110) $(86) $(23) $(219) (a) The line of business revenue for management reporting purposes reflects the impact of revenue transferred between the businesses. 16 Third Quarter 2020 – Financial Highlights

# Return on Common Equity and Tangible Common Equity Reconciliation

| ($ millions) | 3Q20 | 2Q20 | 3Q19 |
|---|---|---|---|
| Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP | $876 | $901 | $1,002 |
| Add: Amortization of intangible assets | 26 | 26 | 30 |
| Less: Tax impact of amortization of intangible assets | 7 | 6 | 7 |
| Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – non-GAAP | $895 | $921 | $1,025 |
| | | | |
| Average common shareholders' equity | $39,924 | $38,476 | $37,597 |
| Less: Average goodwill | 17,357 | 17,243 | 17,267 |
| Average intangible assets | 3,039 | 3,058 | 3,141 |
| Add: Deferred tax liability – tax deductible goodwill | 1,132 | 1,119 | 1,103 |
| Deferred tax liability – intangible assets | 666 | 664 | 679 |
| Average tangible common shareholders' equity – non-GAAP | $21,326 | $19,958 | $18,971 |
| | | | |
| Return on common equity (annualized) – GAAP | 8.7% | 9.4% | 10.6% |
| Return on tangible common equity (annualized) – non-GAAP | 16.7% | 18.5% | 21.4% |

# Book Value and Tangible Book Value Per Common Share Reconciliation

| ($ millions, except common shares) | September 30, 2020 | June 30, 2020 | September 30, 2019 |
|---|---|---|---|
| BNY Mellon shareholders' equity at period end – GAAP | $44,917 | $43,697 | $41,120 |
| Less: Preferred stock | 4,532 | 4,532 | 3,542 |
| BNY Mellon common shareholders' equity at period end – GAAP | 40,385 | 39,165 | 37,578 |
| Less: Goodwill | 17,357 | 17,253 | 17,248 |
| Intangible assets | 3,026 | 3,045 | 3,124 |
| Add: Deferred tax liability – tax deductible goodwill | 1,132 | 1,119 | 1,103 |
| Deferred tax liability – intangible assets | 666 | 664 | 679 |
| BNY Mellon tangible common shareholders' equity at period end – non-GAAP | $21,800 | $20,650 | $18,988 |
| | | | |
| Period-end common shares outstanding (in thousands) | 886,136 | 885,862 | 922,199 |
| | | | |
| Book value per common share – GAAP | $45.58 | $44.21 | $40.75 |
| Tangible book value per common share – non-GAAP | $24.60 | $23.31 | $20.59 |

17 Third Quarter 2020 – Financial Highlights

BNY MELLON

Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Business ($ millions) 3 Q 20 2 Q 20 3 Q19 Income before income taxes – GAAP $245 $221 $295 Total revenue – GAAP $918 $886 $887 Less: Distribution and servicing expense 85 86 98 Adjusted total revenue, net of distribution and servicing expense – non-GAAP $833 $800 $789 Pre-tax operating margin – GAAP (a) 27% 25% 33% Adjusted pre-tax operating margin, net of distribution and servicing expense – non-GAAP (a) 29% 28% 37% (a) Income before income taxes divided by total revenue. 18 Third Quarter 2020 – Financial Highlights

Cautionary Statement A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “future”, “potentially”, “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, money market fee waivers, fees, expenses, cost discipline, sustainable growth, company management, deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Second Quarter 2020 Form 10-Q”) and the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control), including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on the Corporation, its clients, customers and third parties. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Form 10-Q for the third quarter of 2020. All forward- looking statements speak only as of October 16, 2020, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the Second Quarter 2020 Form 10-Q and the 2019 Annual Report, and are available at www.bnymellon.com/investorrelations. 19 Third Quarter 2020 – Financial Highlights